Note 12 - Real Estate Development Project and Related Transactions	12 Months Ended
Dec. 31, 2014
Notes to Financial Statements
Real Estate Development Project [Text Block]
12. Real Estate Development Project and Related Transactions

Real Estate Development Project:
As of December 31, 2014, we have incurred approximately $30.9 million, net of certain credits described below, on a project that developed two previously existing commercial buildings located in New Haven, Connecticut into our new corporate headquarters, to which we moved at the end of 2011.  Real Estate LLC engaged Winchester Arms NH, LLC to develop the buildings and John Moriarty & Associates, or Moriarty, to be the general contractor for the project.

On February 18, 2011, Real Estate LLC signed a land lease with Science Park Development Corporation, or SPDC, which owns the property on which the two buildings reside, concerning the leasing, expansion and buyout of the land. The lease provides for a long term lease of the land at a nominal cost per year and includes a buyout option for a nominal amount after seven years.

In connection with the real estate development project, we have received a number of grants, credits and subsidies which have reduced our basis in the building. Many of these programs have criteria that we must meet in order to prevent forfeiture or repayment of the grants and credits and also criteria that we must meet on an ongoing basis which are described below.

Name of program	Amount	Continuing criteria	Potential recapture or forfeiture
Federal Historic Preservation Tax Incentives Program	$5,705	We may not dispose of the building or reduce our ownership interest below a specified level for five years following the date the building is placed in service.	The recapture amount is reduced 20% of the total amount claimed each year.
Department of Economic and Community Development Urban Act Grant and Environmental Remediation Grant	5,500
We must (i) maintain corporate headquarters in Connecticut through 2021, (ii) maintain a specified minimum average employment level for the years 2015 – 2018 and (iii) adhere to other administrative criteria.
			The full amount of the grant, plus 7.5%.
Connecticut Development Authority Sales and Use Tax Relief Program	1,000	We must (i) maintain corporate headquarters in Connecticut through 2021 and (ii) meet a specified minimum employment level as of March 31, 2015.	The full amount of benefit received from the program plus 7.5%.
Other contributions	5,423	None	None

All amounts, other than the Federal Historic Preservation Tax Incentives Program and $3.5 million of the other contributions, were received by us during 2011. The federal historic tax credits were received in 2012.  As of December 31, 2013, $3.5 million was payable to us associated with state historic tax credits generated by the project.  This amount was recorded within prepaid expenses and other current assets, along with an offsetting reduction to our fixed assets, in our consolidated balance sheet as of December 31, 2013. We received payment of the amounts receivable in January 2014.

We provided separate guarantees to each of two departments of the state of Connecticut. One guaranty relates to our obligation to repay a grant if we fail to meet certain criteria, including a specified minimum average employment level in Connecticut for the years 2015 – 2018. The other guaranty relates to our obligation to repay sales and use tax exemptions if we fail to meet certain criteria, including a minimum employment threshold. The maximum potential amount of repayments for these guarantees is approximately $7.0 million.  During the year ended December 31, 2014, we recorded a liability, and corresponding increase in our fixed asset balance, totaling $1.3 million, which represents our best estimate of expected repayments resulting from these guarantees.  The liability of $1.3 million is recorded within deferred revenue and other non-current liabilities ($1.1 million), as it would not be due until 2019, and accrued expenses ($0.2 million) in our condensed consolidated balance sheet as of December 31, 2014.

New Market Tax Credit Financing:
In December 2011, we consummated a financing transaction related to the federal New Markets Tax Credit, or NMTC, program which provided funding for our real estate development project.  The NMTC program is designed to encourage new or increased investments into operating businesses and real estate projects located in low-income communities.  In connection with this transaction, HOI provided a loan of $7.6 to an unrelated third party.  We consider this loan to be a debt instrument held to maturity which is recorded at amortized cost and the value as of December 31, 2014 approximates fair value.  The loan bears interest at 1.0% which is payable quarterly and matures in December 2041.  Repayments on the loan commence in December 2019.

Also in connection with this transaction, Real Estate LLC entered into a loan agreement and borrowed $7.6 million from an unrelated third party.  Real Estate LLC’s loan bears interest at approximately 1.1% which is payable quarterly and matures in December 2041.  Repayments on the loan commence in December 2019.  This loan is secured by the real estate development project.  In addition to the loan agreement, Real Estate Inc. admitted a new member into Real Estate LLC.  The new member contributed $2.2 of capital in exchange for a 2% interest in Real Estate LLC. We have presented this contribution on the consolidated balance sheet as a deferred contribution as a result of our expectation that we will re-acquire this interest in approximately seven years through the exercise of a put option for a nominal price by the counterparty to this agreement or through a fair value call option that we can exercise.

In connection with the NMTC transaction, we provided a guaranty related to our actions or inactions which cause either a NMTC disallowance or recapture event. In the event that we cause either a recapture or disallowance of the tax credits expected to be generated under this program, then we will be required to repay the disallowed or recaptured tax credits, plus an amount sufficient to pay the taxes on such repayment, to the counterparty of the agreement. This guaranty remains in place through 2018. The maximum potential amount of future payments of this guaranty is approximately $6.0 million.  We currently believe that the likelihood of us being required to make a payment under this guaranty is remote.

Investment in Winchester Lofts:
In connection with the real estate project described above, we made an investment in FC Winchester Lofts Master Tenant, LLC, or the Master Tenant, which will maintain and operate a residential development project which is adjacent to our corporate headquarters. During the year ended December 31, 2014, we sold our interest in the Master Tenant and recorded a loss on the transaction of $0.3 million, which is reflected in other income (loss) on our accompanying statement of operations.  As a result of the sale of our interest, we do not have any future obligations to the Master Tenant and we are no longer entitled to receive any cash flows generated by the project.  When we contributed capital to the project, the power to direct the economically significant activities of the project was held by the other member of the Master Tenant, as such we were not the primary beneficiary of the Master Tenant.  Accordingly, our investment in the Master Tenant was accounted for as an equity method investment. The equity investment totaled $3.9 million during the year ended December 31, 2013 and is included within other assets on the accompanying balance sheet as of December 31, 2013.